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                                                                  EXHIBIT 10.45


                                 AMENDMENT No.2
                         TO TRANSPORT SERVICES AGREEMENT


Williams Contract No. 99B1610.0l                     SBC Agreement No. 00013622




THIS SECOND AMENDMENT ("Amendment No. 2") to the Transport Services Agreement (Williams Contract No. 99B1610.0l; SBC Agreement No. 00013622) is made and entered on the date when signed by the last Party ("Effective Date"), by and between Williams Communications, LLC, a Delaware limited liability company, and SBC Operations, Inc. and Southwestern Bell Communications Services, Inc., Delaware corporations (collectively, "SBCS"). Williams and SBCS may be referred to individually as "Party" or collectively as the "Parties."

WHEREAS, the Parties have entered into the Transport Services Agreement, dated as of February 8, 1999, (the "Agreement"), and as Amended on September 29, 2000 ("First Amendment") (collectively the "TSA") pursuant to which SBCS may order various telecommunications services from Williams (Williams Contract No. 99B1610.0I; SBCS Agreement No. 00013622); and

WHEREAS, such Amendment No. 2 is sought to clarify one specific issue in the Agreement. This issue pertains to minutes of use for uncompleted calls and, thus, both Parties understand minutes of use for uncompleted calls will be paid by SBCS.

NOW, THEREFORE in consideration of the premises and covenants set forth herein, the Parties agree to amend the TSA as follows:



I. Section 3.5.1 shall be amended by adding the following sentence at the end of the paragraph:

         "With respect to voice products and services provided by Williams to SBCS hereunder, the Applicable Rates shall apply to all minutes transported on the Williams Network, regardless of whether such minutes are associated with complete or incomplete calls."

2.       Schedule K shall be amended by adding the following to Schedule K (vi)
         p.5 at the bottom of the page:

         "iii. SBC Voice MOUs (annual) shall include minutes of use associated with complete and incomplete calls."

3. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.



                          ***Signature Page Follows***


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                                 AMENDMENT No.2
                         TO TRANSPORT SERVICES AGREEMENT


Williams Contract No. 99B 1610.01                    SBC Agreement No. 00013622


IN WITNESS WHEREOF, THE parties have executed this Amendment on the day and year first above [sic] set forth.



SBC OPERATIONS, INC.                           WILLIAMS COMMUNICATIONS, LLC

/s/ W. E. Sargeson                                  /s/ Tanis J. Cornell
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        (SIGNATURE)                                     (SIGNATURE)

W. Eric Sargeson                                       Tanis Cornell
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        (PRINT)                                          (PRINT)

Director    6/20/2001                                 VP SBC Alliance
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        (TITLE)                                          (TITLE)



SOUTHWESTERN BELL
COMMUNICATION SERVICES, INC.


 /s/ William H. McCracken
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        (SIGNATURE)

 William H. McCracken
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        (PRINT)

 CFO--SBCS   Date:  6/25/01
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        (TITLE)